UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 7, 2007

                               EQUITY RESIDENTIAL
             (Exact name of registrant as specified in its charter)

           Maryland                  1-12252                13-3675988
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)        Identification Number)


             Two North Riverside Plaza                    60606
           Suite 400, Chicago, Illinois                 (Zip Code)
          (Address of principal executive
                     offices)

        Registrant's telephone number, including area code (312) 474-1300


                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01      Regulation FD Disclosure

     On February 7, 2007, the Company issued a press release containing certain additional information regarding its earlier guidance set forth in a Company press release dated February 6, 2007 and furnished in a Current Report on Form 8-K dated as of such date with respect to fully diluted GAAP earnings per share and funds from operations for the first quarter of 2007. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item
7.01. The information contained or incorporated in this Item 7.01, including
Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, and amended.


Item 9.01      Financial Statements and Exhibits

   Exhibit
   Number                      Description
   -------     ------------------------------------------------
    99.1       Press Release dated February 7, 2007



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 7, 2007

                          EQUITY RESIDENTIAL


                          By: /s/ Ian S. Kaufman
                             ---------------------------------------------------
                          Name:   Ian S. Kaufman
                               -------------------------------------------------
                          Its: First Vice President and Chief Accounting Officer
                              --------------------------------------------------